UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-33606 (Commission File Number)	98-0501001 (I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On August 6, 2009, Validus Holdings, Ltd. (“Validus”) and IPC Holdings, Ltd. (“IPC”) announced that they would begin mailing a definitive joint proxy statement/prospectus to shareholders of record of each company as of July 27, 2009 in connection with the proposed amalgamation of IPC with Validus Ltd., a wholly owned subsidiary of Validus, announced on July 9, 2009. Validus is scheduled to hold a special general meeting of shareholders on September 4, 2009 at 9:00 a.m., Atlantic Time to approve the issuance of Validus voting common shares pursuant to the amalgamation agreement among IPC, Validus and Validus Ltd. dated as of July 9, 2009. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 6, 2009, entitled “Validus and IPC to Mail Joint Proxy Statement/Prospectus For Vote on Proposed Amalgamation.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2009
VALIDUS HOLDINGS, LTD. (Registrant)
	By:	/s/ Joseph E. (Jeff) Consolino
		Name:	Joseph E. (Jeff) Consolino
		Title:	Executive Vice President & Chief Financial Officer